Fees Summary	Jun. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 1,657.20
Total Transaction Valuation	12,000,000.00
Total Offset Amount	0.00
Net Fee	$ 1,657.20